EXHIBIT 10.2.1

FIRST AMENDMENT TO SALE AND PURCHASE AGREEMENT

This FIRST AMENDMENT TO SALE AND PURCHASE AGREEMENT (this “First Amendment”) is made effective as of March 13, 2017, by and between WTCC BEAVER CREEK INVESTORS V, L.L.C., a Delaware limited liability company (“Seller”), and ASHFORD HOSPITALITY PRIME LIMITED PARTNERSHIP, a Delaware limited partnership (“Buyer”).

RECITALS:

A.    Seller and Buyer entered into that certain Sale and Purchase Agreement dated as of March 9, 2017 (the “Agreement;” all capitalized terms used in this First Amendment and not otherwise defined herein shall have the same meaning given to them in the Agreement).

B.    Seller and Buyer desire to amend the Agreement as set forth in this First Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree, and the Agreement is amended, as follows:

1.Required Estoppels.

a.    The following Section 5.7 is hereby added immediately after Section 5.6 of the Agreement and the existing Section 5.7 is hereby renumbered to Section 5.8:

“5.7    Condominium Estoppels and Operating Agreement Estoppel. As a condition to Buyer’s obligation to close, Seller shall provide to Buyer estoppel certificates from the Beaver Creek Hotel A Condominium Association, a Colorado non-profit corporation, the Village Hall Condominium Association, a Colorado non-profit corporation and The Vail Corporation, d/b/a Vail Associates, Inc. (i) in substantially the form attached hereto as Exhibits W, X, and Y, respectively, with all blanks filled in and all exhibits attached, (ii) in the form required to be delivered by the estopping party under the applicable document, or (iii) in another form reasonably acceptable to Buyer. Buyer will not unreasonably withheld, condition, or delay its approval of any reasonable or immaterial revisions requested by the party executing the applicable estoppel, including, without limitation, the removal of lender specific information. This condition shall be deemed satisfied, as to each of parties named in this Section 5.7 upon Seller’s delivery of the required estoppel certificate from each of the named parties.”

b.    Section 5.8, as renumbered in accordance with Section 1.a above, is hereby amended and restated in its entirety as follows:

“5.8    Consequence of Failure of a Closing Condition. If Seller has not satisfied the contingencies contained in Section 5.5, 5.6, and 5.7 by the time of Closing, Seller shall have the right, by delivering written notice to Buyer prior to 3:00 p.m. on the Closing Date to extend the Closing Date for up to ten (10) business days in order to satisfy such conditions to Closing. In no event shall failure to satisfy the conditions contained in Section 5.5, 5.6, or 5.7 constitute a default of Seller under this Agreement. If either Buyer or Seller has the right to terminate this Agreement pursuant to this Section 5, then the party exercising its termination rights hereunder shall notify in writing the other party and Escrow Agent of such election (a “Section 5 Termination Notice”) on or before to the Closing Date (or prior to the earlier date which may be required for such termination under the terms of this Agreement), and the specific condition or conditions giving rise to such election. If either party shall deliver a Section 5 Termination Notice, and such notice is accompanied by a demand that Escrow Agent deliver the Deposit to such party, Escrow Agent shall promptly request from the non-requesting party written confirmation that release of the Deposit to the requesting party is acceptable and upon receipt of such written confirmation (or if no written confirmation or objection is received within ten (10) business days of Escrow Agent’s request therefor), Escrow Agent shall deliver the Deposit, less the Independent Consideration which shall be paid to Seller in all cases, to the requesting party as demanded. If the non-requesting party raises an objection to release of the Deposit, the procedures set forth in the Deposit Escrow Agreement shall govern Escrow Agent’s obligation to release the Deposit hereunder.”

c.    Exhibits W, X, and Y attached hereto are hereby added to, and incorporated into, the Agreement.

2.No Due Diligence Period. The parties agree that the Due Diligence Period has expired and Buyer has not delivered a Buyer’s Termination Notice. Buyer shall deposit the Additional Deposit with the Escrow Agent within two (2) business days after the date of this First Amendment. In addition, Section 3.1.8 of the Agreement (and Exhibits “S-1” and “S-2” associated therewith) is hereby deleted in its entirety and is of no further force or effect.

3.Closing Date. Notwithstanding anything in the Contract to the contrary, the “Closing Date” shall mean Friday, March 31, 2017; provided, however, the Closing shall be effective as of 12:01 A.M. Mountain Time on April 1, 2017 for all purposes under the Contract, including, without limitation the allocation of income and expenses from the Property between Seller and Buyer in accordance with Section 6.4 of the Contract and the date set forth in all of Seller’s and Buyer’s deliveries pursuant to Section 6.2.1 and 6.2.2, respectively. For the avoidance of doubt Seller shall be entitled to all items of revenue arising from, and responsible for all items of cost and expense with respect to, the Property before 12:01 A.M. Mountain Time on April 1, 2017, and from and after 12:01 A.M. Mountain Time on April 1, 2017, Buyer shall be entitled to all items of revenue arising from, and responsible for all items of cost and expense with respect to, the Property.

4.No Other Amendments. The parties acknowledge and agree that, except as amended by this First Amendment, the Agreement remains in full force and effect. To the extent that there is any inconsistency between the terms of this First Amendment and the Agreement, the terms of this First Amendment shall prevail.

5.Counterparts. To facilitate execution, this First Amendment may be executed in as many counterparts as may be required. It shall not be necessary that the signature on behalf of both parties hereto appear on each counterpart hereof. All counterparts hereof shall collectively constitute a single agreement. Facsimile signatures and/or electronically scanned (.pdf) and emailed signatures shall have the same valid and binding effect as original signatures.

6.Governing Law. This First Amendment and all documents referred to herein shall be governed by and construed and interpreted in accordance with the laws of the stated in which the Property is located without regard to its principles of conflicts of law.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, this First Amendment is effective as of the date first written above.

BUYER:

ASHFORD HOSPITALITY PRIME LIMITED PARTNERSHIP,
a Delaware limited partnership

By:    Ashford Prime OP General Partner LLC

By:    /s/ David A. Brooks
Name:    David A. Brooks
Title:    Vice President

S-1

SELLER:
WTCC BEAVER CREEK INVESTORS V, L.L.C.,
a Delaware limited liability company

By:    WTCC Beaver Creek Alpha Mezz V, L.L.C.,
a Delaware limited liability company,
its Sole Member

By:    WTCC Beaver Creek Mezz V, L.L.C.,
a Delaware limited liability company,
its Sole Member

By:    Walton TCC Hotel REOC Investors V, L.L.C.,
a Delaware limited liability company,
its Managing Member

By:    Walton Acquisition REOC Holdings V, L.L.C.,
a Delaware limited liability company,
its Managing Member

By:    Walton Street Real Estate Fund V, L.P.,
a Delaware limited partnership,
its Managing Member

By:    Walton Street Managers V, L.P.,
a Delaware limited partnership,
its General Partner

By:    WSC Managers V, Inc.,
a Delaware corporation,
its General Partner

By:    /s/ Kolin Pound
Name:    Kolin Pound
Title:    Vice President

S-2

EXHIBIT W

FORM OF BEAVER CREEK HOTEL A CONDOMINIUM ASSOCIATION ESTOPPEL

BEAVER CREEK HOTEL A CONDOMINIUM ASSOCIATION
P.O. BOX 5480
AVON, COLORADO 81620
____________, 2017
Ashford BC LP
14185 Dallas Parkway, Suite 1100
Dallas, Texas 75254
Attn: David Brooks and Chris Peckham

Re:
Conveyance of the Park Hyatt Beaver Creek Resort and Spa, comprised of certain portions of the Beaver Creek Hotel A Condominium, the Village Hall Condominiums, and other associated improvements located on Lot 25, Block 1, Tract A and Lot 13, Block 1, Tract A, each as shown on the Second Amendment to First Filing, Beaver Creek Subdivision according to the plat recorded September 20, 1980 in Book 307 at Page 997 of the Eagle County, Colorado real property records (the “Property”) by WTCC Beaver Creek Investors V, L.L.C., a Delaware limited liability company (“Seller”), to Ashford BC LP, a Delaware limited partnership (“Purchaser”)

Gentlemen:
The undersigned, constituting the President and all of the members of the Board of Directors of Beaver Creek Hotel A Condominium Association, a Colorado nonprofit corporation (the “Association”), write this letter in connection with the conveyance of the Property by Seller to Purchaser.
The “Declaration Documents” (as referenced in Schedule A attached hereto) are in full force and effect and (except as referenced in Schedule A) have not been supplemented, amended, modified or superseded since their original execution and no other agreements or understandings exist between Seller and any other party to the Declaration Documents except as provided in Schedule A attached hereto. Capitalized terms used and not defined herein have the meaning assigned thereto in the Declaration Documents.
To the Association’s knowledge, as of the date of this letter (this “Estoppel”) and except as provided in Schedule B, Seller is not in default with respect to any payment obligation or duty under the Declaration Documents, and no events have occurred that, with the giving of notice or passage of time or both, would constitute a default by Seller thereunder. To the Association’s

Exhibit W – Page 1

knowledge, Seller’s current use and operation of the Property as a hotel complies with any and all use covenants and operating requirements contained in the Declaration Documents.
As of the date of this Estoppel and except as provided in Schedule B, all monetary obligations of Seller under the Declaration Documents to date have been fully and currently paid and no advance assessments have been paid, and there has not been any special assessment declared under the Declaration Documents. As of the date of this Estoppel, the current quarterly assessment of $______________ is due on ___________, 2017, and Seller has a credit in the amount of $____________ for prepaid Common Expenses.
The Association shall use commercially reasonable efforts to provide JPMorgan Chase Bank, National Association (together with its successors and assigns, “Lender”) with copies of all notices of default with respect to any obligation or duty of the Purchaser under the Declaration Documents in the manner and to the extent required under the Declaration Documents and a reasonable time period to cure the same consistent with the Declaration and Association policies. All such notices to Lender shall be sent in accordance with the terms of the Declaration Documents to the following address (or such other address designated by Lender):

To:     JPMorgan Chase Bank, National Association
383 Madison Avenue
New York, New York 10179
Attention: Thomas Nicholas Cassino
Facsimile No.: (212) 834-6029

With a copy to:     JPMorgan Chase Bank, National Association
383 Madison Avenue
New York, New York 10179
Attention: Nancy Alto
Facsimile No.: (917) 546-2564

And a copy to:    Cadwalader, Wickersham & Taft LLP
One World Financial Center
New York, New York 10281
Attention: William P. McInernery, Esq.
Facsimile No.: (212) 504-6666
The Association has no notice that any claim, dispute or controversy presently exists between Seller and the Association including any litigation or arbitration concerning the Property, the Declaration Documents, or the performance of the terms thereof or any other matter except as provided in Schedule B.

Exhibit W – Page 2

The Association has no right or option to purchase all or any part of the Property, except as provided in the Declaration Documents and applicable law in connection with a foreclosure of the lien of the undersigned for assessments.
The President and members of the Association’s Board of Directors executing this Estoppel have the power and authority to execute and deliver this Estoppel on behalf of the Association.
[Intentionally blank]

Exhibit W – Page 3

The Association certifies that Purchaser and Lender and their respective affiliates, successors, assigns and/or participants, may rely on the representations contained herein in connection with the acquisition of the Property and any loan secured thereby.

BEAVER CREEK HOTEL A CONDOMINIUM ASSOCIATION
a Colorado non-profit corporation
By:
Name:
Title: President

Exhibit W – Page 4

Schedule A to Estoppel
Declaration Documents

Exhibit W – Page 5

Schedule B to Estoppel
Defaults

EXHIBIT X

FORM OF VILLAGE HALL CONDOMINIUM ASSOCIATION ESTOPPEL

VILLAGE HALL CONDOMINIUM ASSOCIATION
P.O. BOX 5481
AVON, COLORADO 81620

_____________________, 2017
Ashford BC LP
14185 Dallas Parkway, Suite 1100
Dallas, Texas 75254
Attn: David Brooks and Chris Peckham

Re:
Conveyance of the Park Hyatt Beaver Creek Resort and Spa, comprised of certain portions of the Beaver Creek Hotel A Condominium, the Village Hall Condominiums, and other associated improvements located on Lot 25, Block 1, Tract A and Lot 13, Block 1, Tract A, each as shown on the Second Amendment to First Filing, Beaver Creek Subdivision according to the plat recorded September 20, 1980 in Book 307 at Page 997 of the Eagle County, Colorado real property records (the “Property”) by WTCC Beaver Creek Investors V, L.L.C., a Delaware limited liability company (“Seller”), to Ashford BC LP, a Delaware limited partnership (“Purchaser”)

Gentlemen:
The undersigned President of the Board of Directors of the Village Hall Condominium Association, a Colorado non-profit corporation, writes this letter in connection with the conveyance of the Property by Seller to Purchaser.
The “Declaration Documents” (as referenced in Schedule A attached hereto) are in full force and effect and (except as referenced in Schedule A) have not been supplemented, amended, modified or superseded since their original execution and no other agreements or understandings exist between Seller and any other party to the Declaration Documents except as provided in Schedule A attached hereto. Capitalized terms used and not defined herein have the meaning assigned thereto in the Declaration Documents.
As of the date of this letter (this “Estoppel”) and except as provided in Schedule B, to the knowledge of the undersigned, Seller is not in default with respect to any payment obligation or duty under the Declaration Documents, and no events have occurred that, with the giving of notice or passage of time or both, would constitute a default by Seller thereunder. To the knowledge of the undersigned, Seller’s current use and operation of the Property as a hotel complies with any and all use covenants and operating requirements contained in the Declaration Documents.
As of the date of this Estoppel and except as provided in Schedule B, all monetary obligations of Seller under the Declaration Documents to date have been fully and currently paid and no advance assessments have been paid, and there has not been any special assessment declared under the Declaration Documents.
The undersigned hereby agrees to use commercially reasonable efforts provide JPMorgan Chase Bank, National Association (together with its successors and assigns, “Lender”) with copies of all notices of default with respect to any obligation or duty of the Purchaser under the Declaration Documents in the manner and to the extent required under the Declaration Documents and a reasonable time period to cure the same consistent with the terms of the Declaration and the Association’s policies. All such notices to Lender shall be sent in accordance with the terms of the Declaration Documents to the following address (or such other address designated by Lender):

To:     JPMorgan Chase Bank, National Association
383 Madison Avenue
New York, New York 10179
Attention: Thomas Nicholas Cassino
Facsimile No.: (212) 834-6029

With a copy to:     JPMorgan Chase Bank, National Association
383 Madison Avenue
New York, New York 10179
Attention: Nancy Alto
Facsimile No.: (917) 546-2564

And a copy to:    Cadwalader, Wickersham & Taft LLP
One World Financial Center
New York, New York 10281
Attention: William P. McInernery, Esq.
Facsimile No.: (212) 504-6666
To the knowledge of the undersigned, no claim, dispute or controversy presently exists between Seller and the undersigned including any litigation or arbitration concerning the Property, the Declaration Documents, or the performance of the terms thereof or any other matter except as provided in Schedule B.
The undersigned has no right or option to purchase all or any part of the Property, except as provided in the Declaration Documents and applicable law in connection with a foreclosure of the lien of the undersigned for assessments.
The person executing this Estoppel has the power and authority to execute and deliver this Estoppel on behalf of the undersigned.

[Intentionally blank]

The undersigned certifies that Purchaser and Lender and their respective affiliates, successors, assigns and/or participants, may rely on the representations contained herein in connection with the acquisition of the Property and any loan secured thereby.
Very truly yours,
VILLAGE HALL CONDOMINIUM ASSOCIATION, a Colorado non-profit corporation
By:
Name:
    President
Schedule A to Estoppel
Declaration Documents
Schedule B to Estoppel
Default

EXHIBIT Y

FORM OF OPERATING AGREEMENT ESTOPPEL

THE VAIL CORPORATION
d/b/a VAIL ASSOCIATES, INC.

P.O. BOX 7
VAIL, COLORADO 81658
            , 2017

Ashford BC LP
c/o Ashford Hospitality Prime
14185 Dallas Parkway, Suite 1100
Dallas, Texas 75254
Attention: David Brooks and Chris Peckham

Re:
Conveyance of the Park Hyatt Beaver Creek Resort and Spa, comprised of certain portions of the Beaver Creek Hotel A Condominium, the Village Hall Condominiums, and other associated improvements located on Lot 25, Block 1, Tract A and Lot 13, Block 1, Tract A, each as shown on the Second Amendment to First Filing, Beaver Creek Subdivision according to the plat recorded September 20, 1980 in Book 307 at Page 997 of the Eagle County, Colorado real property records (the “Property”) by WTCC Beaver Creek Investors V, L.L.C., a Delaware limited liability company (“Seller”), to Ashford BC LP, a Delaware limited partnership (“Purchaser”)

Gentlemen:

The undersigned officer of The Vail Corporation dba Vail Associates, Inc. (“VAI”) delivers this letter in connection with the conveyance of the Property by Seller to Purchaser.

Operating Agreement:

VAI and Seller are parties to that certain Operating Agreement (Certain Village Hall Condominium Units) dated October 17, 2014, hereinafter referred to as the “Operating Agreement”. The Operating Agreement is in full force and effect and has not been supplemented, amended, modified or superseded since its original execution (except as set forth on Schedule A), and, to VAI’s knowledge, no other agreements or understandings exist between Seller and any other party to the Operating Agreement (except as set forth on Schedule A attached hereto). Capitalized terms used and not defined herein have the meaning assigned thereto in the Operating Agreement.

Except as set forth on Schedule B, to VIA’s knowledge, as of the date of this letter (this “Estoppel”), (i) Seller is not in default with respect to any obligation or duty under the Operating Agreement and no event has occurred that, with the giving of notice or passage of time or both, would constitute a violation by Seller; and (ii) Seller’s current use and operation of the property subject to Operating Agreement complies with any and all use restrictions contained in the Operating Agreement.

Condominium Declaration for Village Hall Condominiums

VAI, as the declarant, established the Condominium Declaration for Village Hall Condominiums dated January 24, 1984 and recorded February 1, 1984, in Book 377 at Page 638, of the Real Property Records of Eagle County, Colorado, as amended (the “Declaration”). VAI and Seller are members of the Village Hall Condominium Association (the “Association”) by virtue of their ownership of Units of the Village Hall Condominium.

Except as set forth on Schedule C, to VAI’s knowledge, as of the date of this Estoppel, VAI does not have any right to assert any claims, liens, or offsets against, or seek any reimbursements from, the Association or Seller arising out of the Association’s or Seller’s acts or failure to act in accordance with the Declaration.
VAI hereby agrees to use commercially reasonable efforts to provide JPMorgan Chase Bank, National Association (together with its successors and assigns, “Lender”) with copies of any and all notices relating to an event of default of the Operating Agreement by Purchaser and a reasonable time period to cure such violation in a manner consistent with the terms of the Operating Agreement. All such notices to Lender shall be sent to the following address (or such other address designated by Lender):

To:     JPMorgan Chase Bank, National Association
383 Madison Avenue
New York, New York 10179
Attention: Thomas Nicholas Cassino
Facsimile No.: (212) 834-6029

With a copy to:     JPMorgan Chase Bank, National Association
383 Madison Avenue
New York, New York 10179
Attention: Nancy Alto
Facsimile No.: (917) 546-2564

And a copy to:    Cadwalader, Wickersham & Taft LLP
One World Financial Center
New York, New York 10281
Attention: William P. McInernery, Esq.
Facsimile No.: (212) 504-6666

To VIA’s knowledge, no claim, dispute or controversy presently exists between Seller and VIA including any litigation or mediation concerning the Property, the Operating Agreement, or the performance of the terms thereof or any other matter, except as provided in Schedule B.
The person executing this Estoppel has the power and authority to execute and deliver this Estoppel on behalf of VAI.

The undersigned hereby certifies that Purchaser and Lender and their respective affiliates, successors, assigns and/or participants, may rely on the representations contained herein in connection with the acquisition of the Property and any loan secured thereby.

Very truly yours,

THE VAIL CORPORATION dba
Vail Associates, Inc.

By:
Name:
Title:

Schedule A to Estoppel

Operating Agreement

Schedule B to Estoppel

Defaults

Schedule C to Estoppel
VAI Claims

Exhibit W – Page 6